Filed Pursuant to Rule 497(e)
Registration Statement No. 333-145064

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 2

dated August 24, 2012 to the

Intelligent Variable Annuity® Prospectus

dated May 1, 2012, as supplemented August 2, 2012

This supplement amends certain disclosure in the above-referenced prospectus for the Contract with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

On page 16 of the Intelligent Variable Annuity prospectus, the first paragraph in the section Systematic Withdrawals is replaced in its entirety with the following:

If your Accumulation Value is at least $10,000, you may have withdrawals made from one or more of the Investment Accounts on a systematic basis. Systematic withdrawals can be made monthly, quarterly, semi-annually or annually, from the first to the twenty-eighth day of the month. If the scheduled date of a systematic withdrawal is not a Business Day, the withdrawal will be deemed as a redemption request made on the next Business Day and priced accordingly.

A13638 (08/12)